UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and zip code)

+1 (512) 774-8930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, VolitionRx Limited (the “Company”) and Lind Global Asset Management XII LLC (“Lind”) entered into a Securities Purchase Agreement, dated May 15, 2025, as amended and restated on January 7, 2026, pursuant to which the Company issued and sold to Lind in addition to certain common stock purchase warrants, a senior secured convertible promissory note issued January 15, 2026 in the original principal amount of $2,400,000 (the “Note”).

On October 23, 2026, the Company and Lind entered into a waiver and consent (the “Waiver”) pursuant to which (i) Lind agreed to accept a partial prepayment of outstanding principal by the Company in the amount of $500,000 (the “Partial Prepayment”), (ii) Lind agreed not to exercise its conversion rights under the Note on or prior to January 1, 2027 unless and until the closing price per share of Volition’s common stock equals or exceeds $0.275 per share, (ii) the parties agreed to defer the otherwise required monthly repayments for each of November and December 2026 (the “Future Deferred Repayment Amounts”) and to continue to reflect such amounts in outstanding principal until otherwise satisfied. In connection with the Waiver, the Company prepaid $500,000 in cash towards the outstanding principal balance under the Note. Following such partial prepayment, the remaining outstanding balance under the Note was $706,667. Pursuant to the Waiver, Lind also confirmed and agreed that no Event of Default (as defined in the Note) shall be deemed to have occurred from the non-payment of the Future Deferred Repayment Amounts and waived all rights with respect thereto. Additionally, Lind agreed that prior to January 1, 2027 it shall not have the right, and waived its right, to elect to receive any increased Repayment Amount (as defined in the Note).

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 8.01 Other Events.

On October 27, 2026, the Company issued a press release announcing the Partial Prepayment and the Waiver. A copy of the press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Waiver and Consent, dated October 23, 2026, by and between the Company and Lind Global Asset Management XII LLC
99.1	Press Release, dated October 27, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: October 27, 2026	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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